UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2021
SANTANDER CONSUMER USA HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36270	32-0414408
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Elm St.	Suite #800
Dallas,	Texas	75201
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (214) 634-1110
N/A

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On April 28, 2021, Santander Consumer USA Holdings Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2021. Copies of the Company’s press release and an investor presentation for the quarter ended March 31, 2021 are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.
Note: Information in this report (including Exhibits 99.1 and 99.2) furnished pursuant to Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.
Exhibit No.    Description
Exhibit 99.1    Press Release of Santander Consumer USA Holdings Inc., dated April 28, 2021
Exhibit 99.2    Presentation Materials of Santander Consumer USA Holdings Inc., dated April 28, 2021
Exhibit 104    Cover page formatted as Inline XBRL and contained in Exhibit 101

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2021	SANTANDER CONSUMER USA HOLDINGS INC. By: /s/ Christopher Pfirrman Name: Christopher Pfirrman Title: Chief Legal Officer